CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
                     ---------------------------------------





Board  of  Directors
Thunder  Mountain  Gold,  Inc.
Spokane,  Washington


We here by consent to the use of our opinion, dated March 12, 1999 on the financial statements of THUNDER MOUNTAIN GOLD, INC. for the year ended December 31, 1998 in the form 10-KSB included herein.



/s/ ROBERT MOE & ASSOCIATES, P.S.


Spokane,  Washington
March  12,  1999